UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

September 11, 2023

Date of Report (date of earliest event reported)

Steel Connect, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 32nd Floor New York New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 520-2300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STCN	Nasdaq Capital Market
Rights to Purchase Series D Junior Participating Preferred Stock	--	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging groth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 11, 2023, Steel Connect, Inc., a Delaware corporation (the “Company”), convened its virtual annual meeting of stockholders of the Company (the “Annual Meeting”) at 12:00 p.m., Eastern Time.

At the close of business on July 21, 2023, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 6,250,493 outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) entitled to one vote per share. In addition, as of the record date, there were 35,000 shares of Series C preferred stock (the “Series C Preferred Stock”) and 3,500,000 shares of Series E preferred stock (the “Series E Preferred Stock”) outstanding, convertible into 1,913,265 and 19,809,784 shares of Common Stock, respectively, and the holder thereof was entitled to vote the Series C Preferred Stock and Series E Preferred Stock, as applicable, on each matter brought before the Annual Meeting on an as-converted basis together with the holders of the Common Stock (i.e., the 35,000 shares of Series C Preferred Stock and 3,500,000 shares of Series E Preferred Stock had the same voting power as 1,913,265 and 19,809,784 shares of Common Stock, respectively). In aggregate, as of the record date, there were 27,973,542 voting interests of shares of Common Stock constituting all of the outstanding voting securities of the Company.

The total number of shares of Common Stock (including those entitled to vote on as-converted basis) that voted in person or by proxy at the Annual Meeting was 26,826,775, representing approximately 95.9% of the 27,973,542 shares of capital stock outstanding and entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

The results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

Proposal No. 1—Election of Directors. Stockholders elected each of the following directors to serve in Class II until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Jack L. Howard	24,800,839	975,417	1,050,519
Joseph Martin	24,811,586	964,670	1,050,519

Proposal No. 2—Advisory Vote to Approve Executive Compensation. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
25,030,386	200,692	545,178	1,050,519

Proposal No. 3—Ratification of Independent Registered Public Accounting Firm. Stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year.

For	Against	Abstain
26,665,194	60,972	100,609

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2023	Steel Connect, Inc.

	By:	/s/ Maria Reda
	Name:	Maria Reda
	Title:	General Counsel

2